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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2006

                             Euronet Worldwide, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                   001-31648              74-2806888
        (State or other               (Commission         (I.R.S. Employer
jurisdiction of incorporation)        File Number)       Identification No.)


                        4601 College Boulevard, Suite 300
                              Leawood, Kansas 66211
                (Address of principal executive office)(Zip Code)

                                 (913) 327-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.

     Stockholder Approval of the 2006 Stock Incentive Plan
     -----------------------------------------------------

     At the Annual Meeting of Stockholders of Euronet Worldwide, Inc. (the "Company"), held on May 18, 2006 (the "Annual Meeting"), the Company's stockholders approved, among other things, the Euronet Worldwide, Inc. 2006 Stock Incentive Plan (the "2006 Stock Incentive Plan").

     The 2006 Stock Incentive Plan provides for grants of non-qualified stock options and incentive stock options, restricted shares, restricted stock units, stock appreciation rights, performance units and performance shares. The 2006 Stock Incentive Plan authorizes the issuance of up to 4,000,000 shares of the Company's common stock in satisfaction of awards under the plan. To the extent any award under the 2006 Stock Incentive Plan is exercised, cashed out, terminates, expires or is forfeited without payment being made in the form of shares of common stock, the shares subject to the award that were not so paid will again be available for distribution under the 2006 Stock Incentive Plan. In addition, except with respect to certain share limitations applicable to incentive stock options, any shares of common stock that are used for full or partial payment of the purchase price of shares of common stock with respect to a stock option exercise and any shares of common stock withheld by the Company for the purpose of satisfying any tax withholding obligation will automatically become available under the 2006 Stock Incentive Plan and not counted against the authorized limit.

     Any director, key employee or independent contractor of Euronet or any majority owned subsidiary will be eligible to receive awards under the 2006 Stock Incentive Plan. The objectives of the 2006 Stock Incentive Plan are to strengthen key employees' commitment to the Company's success, to stimulate key employees' efforts on the Company's behalf and to help the Company attract new employees with the necessary education, skills and experience and to retain existing key employees.

     The foregoing description of the 2006 Stock Incentive Plan is qualified in its entirety by reference to the actual terms of the 2006 Stock Incentive Plan, which is attached hereto as Exhibit 10.1.

     Stockholder Approval of the Euronet Executive Annual Incentive Plan
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     At the Annual Meeting, the Company's stockholders also approved the Euronet
Worldwide, Inc. Executive Annual Incentive Plan (the "Performance Plan"). The Performance Plan is designed to qualify bonuses paid under the Performance Plan as "qualified performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code. This enables the Company to exclude compensation payable under the Performance Plan from the deduction limitations of Section 162(m). The purposes of the Performance Plan are to promote the Company's success; to provide designated executive officers with an opportunity to receive incentive compensation dependent upon that success; to attract, retain and motivate such individuals; and to provide awards that are "qualified performance-based" compensation under Section 162(m).

     The Compensation Committee of the Company's Board of Directors will administer the Performance Plan. Executive officers selected by the committee are eligible to participate in the Performance Plan. Payment of compensation to participants is conditioned upon the attainment of pre-established performance goals measured over a performance period designated by the committee. A performance period may be one or more periods of time over which the attainment of one or more performance goals will be measured for the purposes of determining a participant's right to payment in respect of an award under the Performance Plan. The performance goals applicable to a performance period must be established in writing by the committee no later than the earlier of (i) 90 days after the start of the performance period, or (ii) the date upon which 25% of the performance period has elapsed.

     The compensation amount that is payable to a participant in a performance period will be determined in accordance with a pre-established objective award formula based on the achievement of



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performance goals. The committee has the discretion to reduce or eliminate, but cannot increase, any amounts otherwise payable under the Performance Plan.

     Incentive payments under the Performance Plan may be payable in cash or in an equivalent number of shares of Company common stock issued pursuant to and under one or more of the Company's stockholder approved stock incentive plans. The maximum amount of incentive compensation payable under the Performance Plan to any participant with respect to any fiscal year (or a portion thereof) contained within a performance period is the lesser of 500% of the participant's base annual salary as in effect as of the last day of such Performance Plan or $4,000,000.

     The foregoing description of the Performance Plan is qualified in its entirety by reference to the actual terms of the Performance Plan, which is attached hereto as Exhibit 10.2.

     The committee previously approved the 2006 annual incentive compensation program pursuant to the Performance Plan. For participants, target bonuses expressed as a percentage of the participant's base salary were established by the committee to be paid to the participant if, for Messrs. Brown, Henry, Weller and Newman, specified levels of adjusted earnings per share were achieved, and for Messrs. Bergman and Romney, specified levels of operating profits for the participant's respective division were achieved. The committee established target annual incentives as percentages of base salary for each of the following participants as follows:

                                                  Percentage of Base
      Name                                        Salary Bonus Targets
      ----------------------------------------------------------------
      Michael J. Brown, Chairman of the Board
      of Directors and Chief Executive Officer      50%, 100%, 200%
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      Daniel R. Henry, President and Chief
      Operating Officer                             50%, 100%, 200%
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      Rick L. Weller, Executive Vice President
      and Chief Financial Officer                   30%, 60%, 120%
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      Jeffrey B. Newman, Executive Vice
      President and General Counsel                 30%, 50%, 80%
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      Miro I. Bergman, Executive Vice
      President and Chief Operating Officer -
      Prepaid Processing Division                   50%, 100%, 150%
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      John Romney, Executive Vice President,
      Managing Director, EMEA - EFT Processing
      Division                                      50%, 100%, 150%
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Item 9.01  Financial Statements and Exhibits.

Exhibit No.     Description of Exhibit

10.1 Euronet Worldwide, Inc. 2006 Stock Incentive Plan (filed as Appendix 1 to the Company's proxy statement filed with the Securities and Exchange Commission on April 10, 2006, and incorporated by reference herein)
10.2            Euronet Worldwide, Inc. Executive Annual Incentive Plan.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EURONET WORLDWIDE, INC.


                                    By: /s/ Jeffrey B. Newman
                                        ------------------------------------
                                        Jeffrey B. Newman,
                                        Executive Vice President and General
                                        Counsel

Date:  May 24, 2006


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                                 EXHIBIT INDEX

Exhibit No.     Description of Exhibit

10.1 Euronet Worldwide, Inc. 2006 Stock Incentive Plan (filed as Appendix 1 to the Company's proxy statement filed with the SEC on April 10, 2006, and incorporated by reference herein)
10.2            Euronet Worldwide, Inc. Executive Annual Incentive Plan.